AUXIER FOCUS FUND (the “Fund”)

Supplement dated July 1, 2015 to the Prospectus dated November 1, 2014

1.	The Fees and Expenses table and Expense Example on page 1 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	A Shares
Maximum Sales Charge (Load) Imposed on Purchases of Less Than $1 million (as a percentage of the offering price)	None	None	5.75%
Maximum Contingent Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the lesser of the redemption price or offering price)	None	None	1.00%(1)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase, if applicable)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.47%	0.26%	0.37%
Total Annual Fund Operating Expenses	1.47%	1.26%	1.62%
Fee Waiver and/or Expense Reimbursement(2)	(0.47)%	(0.12)%	(0.37)%
Net Annual Fund Operating Expenses	1.00%	1.14%	1.25%

(1)	Applied to purchases not subject to an initial sales charge and redeemed less than one year after purchase.

(2)
Auxier Asset Management LLC (the “Adviser”) has contractually agreed to waive a portion of its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses) of Institutional Shares to 1.00%, Investor Shares to 1.14%, and A Shares to 1.25% through October 31, 2016 (the “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$102	$419	$758	$1,717
Investor Shares	$116	$388	$680	$1,512
A Shares	$695	$1,023	$1,373	$2,357

2.	The section entitled “Investment Adviser” on page 12 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Investment Adviser

The Fund’s investment adviser is Auxier Asset Management LLC, 5285 Meadows Road, Suite 333, Lake Oswego, Oregon 97035-3227. As of May 31, 2015, the Adviser had approximately $748 million of assets under management, which included approximately $111 million in pension consulting.

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.00% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement.

The actual advisory fee rate paid by the Fund to the Adviser for the fiscal year ended June 30, 2014 was 0.99%. The Adviser has contractually agreed to waive a portion of its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses) of Institutional Shares to 1.00%, of Investor Shares to 1.14%, and of A Shares to 1.25% through October 31, 2016 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

A discussion summarizing the basis on which the Board approved the Advisory Agreement between the Trust and the Adviser is included in the Fund’s semi-annual report for the period ended December 31, 2014.

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For more information, please contact a Fund customer service representative toll free at (877) 3-AUXIER or (877) 328-9437.

PLEASE RETAIN FOR FUTURE REFERENCE.

AUXIER FOCUS FUND (the “Fund”)

Supplement dated July 1, 2015 to the Statement of Additional Information (“SAI”) dated November 1, 2014, as supplemented on April 15, 2015

1.	The sub-section entitled “Fees” in the section entitled “F. Investment Adviser” in the SAI is hereby deleted in its entirety and replaced with the following:

Fees. The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.00% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The Adviser has contractually agreed to waive a portion of its fee and/or reimburse Fund expenses to limit Total Annual Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses) of Institutional Shares to 1.00%, Investor Shares to 1.14%, and A Shares to 1.25%, of the Fund’s average daily net assets through October 31, 2016 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board.

The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that the clients have invested in the Fund.

If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will not assess or receive any investment management fee on the portion of the separately managed account invested in the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years.

2.	The table under “Distribution Plan (A Shares)” in the section “G. Distributor” is hereby deleted and replaced with the following:

Advertising	Printing & Mailing of Prospectuses	Compensation to Underwriters	Compensation to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financial Charges
$0	$0	$0	$8,847	$0	$81

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For more information, please contact a Fund customer service representative toll free at (877) 3-AUXIER or (877) 328-9437.

PLEASE RETAIN FOR FUTURE REFERENCE.